                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09751

                      FORTRESS REGISTERED INVESTMENT TRUST
               (Exact name of Registrant as specified in charter)

           1345 Avenue Of The Americas, 46th Floor, New York, NY 10105
               (Address of principal executive offices) (Zip code)

  Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, NY 10036
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 798-6100

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

FORTRESS REGISTERED INVESTMENT TRUST

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                       1
CONSOLIDATED FINANCIAL STATEMENTS:
   Consolidated Statement of Assets and Liabilities at December 31, 2007      2
   Consolidated Schedule of Investments at December 31, 2007                  3
   Consolidated Statement of Operations for the Year Ended December 31,
      2007 and Consolidated Financial Highlights for the Years Ended
      December 31, 2007, 2006, 2005, 2004 and 2003                            5
   Consolidated Statement of Cash Flows for the Year Ended December 31,
      2007                                                                    6
   Consolidated Statements of Changes in Net Assets for the Years Ended
      December 31, 2007 and 2006                                              7
   Notes to Consolidated Financial Statements                                 8

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees and Shareholders of Fortress Registered Investment Trust


We have audited the accompanying consolidated statement of assets and liabilities of Fortress Registered Investment Trust ("the Fund"), including the consolidated schedule of investments, as of December 31, 2007, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Fortress Registered Investment Trust at December 31, 2007, the consolidated results of its operations and its consolidated cash flows for the year then ended, the changes in its consolidated net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                        /s/ Ernst & Young LLP

New York, NY
February 29, 2008

FORTRESS REGISTERED INVESTMENT TRUST

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
(dollar amounts in thousands)

                                                                    December 31,
                                                                        2007
                                                                    ------------
ASSETS
   Investments in controlled affiliates, at fair value
      (cost $10,947)                                                $   284,084
   Cash and cash equivalents                                            326,075
   Dividends receivable                                                     851
   Due from affiliates                                                   10,898
   Other assets                                                             561
                                                                    -----------
                                                                        622,469
                                                                    -----------
LIABILITIES
   Preferred equity (mandatorily redeemable)                                 52
   Due to affiliate                                                         186
   Other liabilities                                                        449
                                                                    -----------
                                                                            687
                                                                    -----------
Commitments and contingencies                                                --
                                                                    -----------
NET ASSETS (1,000,000 shares issued and outstanding)                $   621,782
                                                                    ===========
NET ASSETS CONSIST OF:
   Capital paid in                                                  $ 1,242,177
   Capital distributed                                               (1,040,571)
   Undistributed net investment income                                   44,720
   Undistributed net realized capital gains                             102,320
   Accumulated net unrealized gain                                      273,136
                                                                    -----------
                                                                    $   621,782
                                                                    ===========

See notes to consolidated financial statements.

FORTRESS REGISTERED INVESTMENT TRUST

CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007

                                                                                                             DIVIDENDS,
                                                                                                  NUMBER OF   INTEREST
                                                                                                   SHARES,       AND
                                     % OF                                                        PRINCIPAL/   REALIZED
                                  CONTROLLED                    NAME OF ISSUE OR NATURE OF        NOTIONAL      GAINS
                                   AFFILIATE  COST (C)(D)     INDEBTEDNESS HELD BY CONTROLLED      AMOUNT    AND LOSSES  FAIR VALUE
CONTROLLED AFFILIATE (A)             OWNED      (000S)                   AFFILIATE                 (000S)      (000S)      (000S)
------------------------          ----------  -----------  ------------------------------------  ----------  ----------  ----------
FRIT Capital Trading LLC             100%        $4,500    U.S. Government treasury securities;   $750,000    $ 12,719   $ 747,584
                                                           yield 2.90%; sold Jan. 2008

                                                           Repurchase agreements with Deutsche    $743,846     (14,962)   (743,846)
                                                           Bank; 3.84%; repaid Jan. 2008

                                                           Cash at custodial account              $    762          --         762

FRIT Palazzo Due LLC                                 --    Palazzo Finance Due S.p.A. Class D,          --      12,382          --
                                                           E Asset Backed Fixed Rate (15% per
                                                           annum) Notes; due 2031 (g)

Portland Acquisition I LLC                           --    168,000 square foot building in              --      (2,263)         --
                                                           Portland, Oregon (h)

Ital SP Acquisition GP LLC, SPGP                     --    Undivided net interest in                    --      28,515          --
LLC, FRIT Ital                                             approximately 6,600 Italian
SP Acquisition LP and FRIT SP LP                           defaulted secured loans (g)

NCS I LLC                             42%            --    NCS Holding Company, a speciality            --       4,532      17,276
                                                           finance company and loan servicer,
                                                           common stock

FRIT Holdings LLC                                    --    Mapeley Limited, a British real              --     283,562          --
                                                           estate operating company, common
                                                           stock (e)(i)

                                                           Crown Castle International Corp.             --     567,483          --
                                                           (formerly Global Signal Inc.) a
                                                           provider of wireless communications
                                                           tower rental space (f)

                                                           Royal Bank of Scotland swaps related         --      (1,116)         --
                                                           to FRIT Palazzo Due LLC (g)

                                                           Brookdale Senior Living Inc., an          7,400      11,455     210,234
                                                           owner and operator of senior
                                                           living facilities, common stock (e)

                                                           Dividends receivable (e)               $  3,700          --       3,700

                                                           Stock Loan, repaid and terminated
                                                           (Note 5)                                     --        (774)         --

See notes to consolidated schedule of investments and consolidated financial statements.

FORTRESS REGISTERED INVESTMENT TRUST

CONSOLIDATED SCHEDULE OF INVESTMENTS
DECEMBER 31, 2007

                                                                                                             DIVIDENDS,
                                                                                                 NUMBER OF    INTEREST
                                                                                                   SHARES,       AND
                                     % OF                                                        PRINCIPAL/   REALIZED
                                  CONTROLLED                    NAME OF ISSUE OR NATURE OF        NOTIONAL      GAINS
                                   AFFILIATE  COST (C)(D)     INDEBTEDNESS HELD BY CONTROLLED      AMOUNT    AND LOSSES  FAIR VALUE
CONTROLLED AFFILIATE (A)             OWNED      (000S)                   AFFILIATE                 (000S)      (000S)      (000S)
------------------------          ----------  -----------  ------------------------------------  ----------  ----------  ----------
Ital Investment holdings II LLC                      --    100% net economic intrerest in                --     58,794          --
and Ital Tre Investors LP                                  Palazzo Finance Quattro Limited, an
                                                           owner of approximately 4,300
                                                           nonperforming Italian secured loans
                                                           on real estate, subject to a 77
                                                           million EURO loan from Lehman
                                                           Brothers, bearing interest at 3
                                                           month Euribor plus 1.5% and due
                                                           June 2008 (g)

Direct investments of FRIT                           --    Crown Castle International Corp.              --     24,747          --
                                                           (formerly Global Signal Inc.), a
                                                           provider of wireless communications
                                                           tower rental space, common stock (f)

                                                  6,447    Brookdale Senior Living Inc., an           1,702      3,320      48,374
                                                           owner and operator of senior living
                                                           facilities, common stock
                                                -------                                                       --------   ---------
   Total Investments (b)                        $10,947                                                       $988,394   $ 284,084
                                                =======                                                       ========   =========

(a) An affiliated company is a company in which Fortress Registered Investment Trust ("FRIT") has ownership of at least 5% of the voting securities. These securities are restricted as to public resale and are not readily marketable. With the exception of short term investments, FRIT's controlled affiliates invest principally in real estate related debt and equity securities.

(b) The United States Federal income tax basis of FRIT's investments at the end of the period was approximately $4.5 million and, accordingly, net unrealized appreciation for United States Federal income tax purposes was approximately $279.6 million (gross unrealized appreciation of $279.6 million and gross unrealized depreciation of $0).

(c)  Net of returns of capital.

(d)  Purchases/fundings occurred throughout the period.

(e) These assets were held in FRIT Holdings as part of the collateral for the stock loan which has been repaid and terminated.

(f) Crown Castle International Corp. completed its merger with Global Signal on January 12, 2007. All of the shares FRIT received as a result of this transaction were sold during 2007. Refer to note 6 for additional information regarding this transaction.

(g) These assets were distributed to Fortress Investment Fund LLC and contributed to Fortress Investment Fund Sister Company LLC. Refer to notes 2 and 7 regarding information on this transaction.

(h)  In October 2007, Portland Acquisition I LLC was sold for $14.4 million.

(i) In December 2007, all of FRIT's 6,739,331 shares in Mapeley Ltd. were sold to Fortress Investment Fund V and Fortress Investment Fund V - CoInvestment (at a share price of L20) for $268.0 million. Refer to note 3 regarding information on this transaction.

See notes to consolidated financial statements.

FORTRESS REGISTERED INVESTMENT TRUST

CONSOLIDATED STATEMENT OF OPERATIONS AND FINANCIAL HIGHLIGHTS
(dollar amounts in thousands)

                                                              Year Ended
                                                          December 31, 2007
                                                          -----------------
Income
   Dividends from controlled affiliates                      $    20,505
   Interest income from controlled affiliates                        150
   Bank interest                                                   6,093
   Other income                                                       86
                                                             -----------
                                                                  26,834
                                                             -----------
Expenses
   Interest expense from controlled affiliates                       328
   Expense allocation compensation and benefits,
      net of compensation paid directly by the
      managing member - Note 3                                       327
   Expense allocation - general and administrative
      - Note 3                                                       294
   General and administrative expense                              2,242
                                                             -----------
                                                                   3,191
                                                             -----------
Net investment income                                             23,643
Net realized gain from controlled affiliate investments          968,067
Net unrealized loss on controlled affiliate investments       (1,321,002)
Net realized loss from foreign exchange hedges                   (29,404)
Net unrealized gain on foreign exchange hedges                    12,514
                                                             -----------
Net loss on investments                                         (369,825)
                                                             -----------
Net decrease in net assets resulting from operations         $  (346,182)
                                                             ===========

FINANCIAL HIGHLIGHTS

                                                                          ------------            Year Ended December 31,
                                                                          December 31,  -----------------------------------------
                                                                              2007         2006        2005       2004      2003
                                                                          ------------  ---------   ---------   --------  -------
Disclosure of certain ratios:
   Ratio of total expenses to average net assets                                 0.3%         1.7%        0.6%       1.0%     1.5%
   Ratio of net investment income (loss) to average net assets                   1.9%         1.4%        3.7%       3.3%     5.2%
   Portfolio turnover rate**                                                     4.5%         9.8%       27.1%       8.4%    20.2%
   IRR since inception                                                          33.1%        37.8%       36.6%      27.8%    14.5%
   Total return                                                                (23.1)%       47.6%#      98.9%#     76.8%     4.7%

Per share information:
   Net assets, beginning of period                                        $ 1,678.49    $1,234.02   $  964.37   $ 667.63  $698.69
   Net investment income*                                                      23.64        21.08       42.06      26.86    34.28
   Net realized gain from controlled affiliate investments*                   968.07       316.14       78.35     124.93     2.41
   Net unrealized gain/(loss) on controlled affiliate investments*         (1,321.00)      296.92      775.58     446.13    (4.67)
   Net realized gain/(loss) from foreign exchange hedges*                     (29.40)      (38.43)      24.40     (20.15)    0.00
   Net unrealized (loss) on foreign exchange hedges*                           12.51       (15.75)       0.00       0.00     0.00
                                                                          ----------    ---------   ---------   --------  -------
   Net increase (decrease) in net assets resulting from operations*          (346.18)      579.96      920.39     577.77    32.02
   Contributions                                                              268.04           --        0.00      99.79     0.00
   Distributions (includes tax return of capital distributions of $0.00,
      $0.00, $552.59, $241.27 and $0.00, respectively)                       (978.57)     (135.49)    (650.74)   (380.82)  (63.08)
                                                                          ----------    ---------   ---------   --------  -------
   Net assets, end of period                                              $   621.78    $1,678.49   $1,234.02   $ 964.37  $667.63
                                                                          ==========    =========   =========   ========  =======

* Based on the weighted average number of shares outstanding during the period of 1,000,000.

** Rate is computed based on the lesser of purchases and sales (contributions and distributions) of controlled affiliates.

# The total return percentages for 2006 and 2005 have been revised from 51.9% and 111.4%, respectively, as a result of a change in the treatment of the hypothetical reinvestment of income distributions.

See notes to consolidated financial statements.

FORTRESS REGISTERED INVESTMENT TRUST

CONSOLIDATED STATEMENT OF CASH FLOWS
(dollar amounts in thousands)

                                                                       Year Ended
                                                                   December 31, 2007
                                                                   -----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations                  $ (346,182)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
      Net realized gain from controlled affiliates                      (968,067)
      Net unrealized loss on controlled affiliates                     1,321,002
      Net realized loss from foreign exchange hedges                      29,404
      Net unrealized gain from foreign exchange hedges                   (12,514)
      Investments in controlled affiliates                               (56,729)
      Cash distributions from controlled affiliates                      696,223
      Proceeds from foreign exchange hedges                                7,629
      Payments under foreign exchange hedges                             (37,033)
      Change in:
         Due from affiliates                                                  95
         Other assets                                                       (279)
         Dividends receivable                                                (85)
         Compensation and benefits payable                               (18,885)
         Due to affiliates                                                   162
         Other liabilities                                                (1,687)
                                                                      ----------
Net cash provided by operating activities                                613,054
                                                                      ----------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Capital contributions                                              268,043
      Capital distributions                                             (600,000)
                                                                      ----------
Net cash used in financing activities                                   (331,957)
                                                                      ----------
NET INCREASE IN CASH AND CASH EQUIVALENTS                                281,097
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                            44,978
                                                                      ----------
CASH AND CASH EQUIVALENTS, END OF PERIOD                              $  326,075
                                                                      ==========
CASH PAID DURING THE PERIOD FOR INTEREST EXPENSE                      $       --
                                                                      ==========

Supplemental Disclosure of Non-Cash Operating and Financing Activity:

In August 2007, FRIT distributed its ownership of the Ital Assets (as defined in Note 1) to Fortress Investment Fund ("Fund I"), as more fully described in Note
6. At the time of this distribution, FRIT's interest in the Ital Assets had an estimated fair value of $110.5 million. This in-kind amount is excluded from distributions from controlled affiliates and capital distributions listed above as such distributions did not involve the transfer of cash from controlled affiliates to FRIT or cash distributions from FRIT to its sole shareholder.

In December 2007, FRIT distributed its ownership of Fortress UK Acquisition Company ("FUKA") to Fund I, as more fully described in Note 3. At the time of this distribution, FRIT's interest in Fortress UK Acquisition Company ("FUKA") had an estimated fair value of $268.0 million. This in-kind amount is excluded from distributions from controlled affiliates and from capital distributions listed above as such distributions did not involve the transfer of cash from the controlled affiliates to FRIT or cash distributions from FRIT to its sole shareholder.

See notes to consolidated financial statements.

FORTRESS REGISTERED INVESTMENT TRUST

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(dollar amounts in thousands)

                                                                      Year Ended          Year Ended
                                                                  December 31, 2007   December 31, 2006
                                                                  -----------------   -----------------
Increase (decrease) in net assets resulting from operations
   Net investment income                                             $    23,643         $   21,077
   Net gain (loss) on investments                                       (369,825)           558,880
                                                                     -----------         ----------
Net (decrease) increase in net assets resulting from operations         (346,182)           579,957
Capital contributions                                                    268,043                 --
Distributions of realized gains (see Note 2)                            (978,565)          (135,489)
                                                                     -----------         ----------
Net (decrease) increase in net assets                                 (1,056,704)           444,468
Net assets, beginning of period                                        1,678,486          1,234,018
                                                                     -----------         ----------
Net assets, end of period                                            $   621,782         $1,678,486
                                                                     ===========         ==========
Undistributed net investment income                                  $    44,720         $   21,077
                                                                     ===========         ==========

See notes to consolidated financial statements.

FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007

1.   ORGANIZATION

     Fortress Registered Investment Trust (together with its subsidiaries, "FRIT") was formed on November 23, 1999 as a Delaware business trust and operates as a closed-end, non-diversified management registered investment company ("RIC") under the Investment Company Act of 1940 (the "Act"). FRIT principally invests in real estate-related debt and equity securities. The sole substantive investor in FRIT is Fortress Investment Fund LLC ("Fund I").

     FUND I

     The managing member of Fund I is Fortress Fund MM LLC (the "Fund I Managing Member"), which is approximately 98% owned, through subsidiaries, by Newcastle Investment Holdings LLC ("Holdings"), and approximately 2% owned by FIG LLC (formerly Fortress Investment Group LLC) (the "Manager") and its affiliates. Holdings and its affiliates, including the Fund I Managing Member, have committed to contribute an aggregate of $100 million, or approximately 11.5% of Fund I's total committed capital, to Fund I; in the aggregate, Holdings and 21 unaffiliated investors (collectively, the "Investors") have committed approximately $872.8 million (the "Capital Commitment") to Fund I. The Capital Commitment was available for all Fund I business, including new investments, over the three years ended April 28, 2003. Subsequent to that date, the Capital Commitment may not be drawn to fund new investments, but is available to maintain the ongoing business of Fund I and its Sisterco (Note 7), which was formed in February 2006.

     The Fund I Managing Member is entitled to an incentive return (the "Incentive Return") generally equal to 20% of Fund I's returns, as defined, subject to: 1) a 10% cumulative preferred return payable to the Investors and 2) a clawback provision which requires amounts previously distributed as Incentive Return to be returned to Fund I if, upon liquidation of Fund I (after adjusting for tax in accordance with the operating/partnership agreement), the amounts ultimately distributed to the Fund I Managing Member exceed its allocable amount. Fund I is managed by the Manager pursuant to the Managing Member's operating agreement and a management agreement between the Manager and the Fund I Managing Member. In accordance with those agreements, (a) the Manager is entitled to 100% of the management fee payable by Fund I, as further described in Note 3, (b) the Manager is entitled to 50% of the Incentive Return payable by Fund I, (c) Holdings is entitled to 50% of the Incentive Return payable by Fund I and
     (d) Holdings is entitled to receive 100% of the investment income or loss attributable to the capital invested in Fund I by the Fund I Managing Member. The Manager of Fund I also manages Holdings.

During the year ended December 31, 2007, FRIT distributed $600 million in cash to Fund I, of which Fund I subsequently distributed $120 million to the Fund I Managing Member as Incentive Return. FRIT also distributed its investments in FRIT Palazzo Due LLC, Ital SP Acquisition GP LLC, SPGP LLC, FRIT Ital Sp Acquisition LP, FRIT Sp LP, Ital Investment Holdings II LLC and Ital Tre Investors LP (collectively, the "Ital Assets") to Fund I, which had a value of $110.5 million at the time of distribution (Note 6). In addition, FRIT distributed its shares in Fortress UK Acquisition Company to Fund I in a transaction discussed in Note 3. As of December 31, 2007, Fund I had drawn, net of recallable capital distributions, $854.0 million (or 97.8%) of its committed capital.

FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF ACCOUNTING - The accompanying consolidated financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). As a RIC, FRIT reports its investments at fair value, including its investments in subsidiaries. As a RIC, FRIT does not consolidate its majority-owned and controlled investments, except to the extent that such companies are investment companies or operating subsidiaries that provide substantially all of their services to FRIT. None of FRIT's investments were investment companies during the period. FRIT consolidates its operating subsidiary, Fortress Capital Finance LLC ("FCF"). All significant intercompany transactions and balances have been eliminated.

     USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     RISKS AND UNCERTAINTIES - In the normal course of business, FRIT may encounter two significant types of economic risk: credit risk and market risk. Credit risk is the risk of default on FRIT's investments in loans, securities or derivatives, as applicable, that results from a borrower's or derivative counterparty's inability or unwillingness to make required or expected payments. Market risk reflects changes in the value of investments in loans, securities or derivatives, as applicable, due to changes in interest rates or other market factors, including the value of the collateral underlying loans and the valuation of equity and debt securities held by FRIT. Management believes that the carrying values of its investments are reasonable, taking into consideration these risks. FRIT also invests in the securities of companies located outside of the United States. FRIT's international operations are subject to the same risks associated with its United States operations as well as additional risks, such as fluctuations in foreign currency exchange rates, unexpected changes in regulatory requirements, heightened risk of political and economic instability, potential adverse tax consequences and the burden of complying with foreign laws. Additionally, FRIT is subject to tax risks. If FRIT were to fail to qualify as a Regulated Investment Company in any taxable year, it would be subject to federal income tax on its taxable income at regular corporate tax rates, which could be material.

     VALUATION OF INVESTMENTS - Investments in securities traded on a national securities exchange are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price, except for short positions and call options written, if any, for which the last quoted asked price is used. Short-term notes are stated at amortized cost, which approximates fair value.

FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007

     Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined in accordance with FRIT's valuation policies as approved by FRIT's board of trustees. Such policies include, among other methods, the utilization of discounted cash flow analyses.

     Investments in entities whose functional currency is other than the U.S. dollar are valued based on the spot rate of their respective currency at the end of the respective reporting period. Purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. FRIT does not isolate that portion of the results of operations resulting from changes in foreign currency rates on investments from the fluctuations arising from changes in the fair value of the issue or indebtedness held. FRIT may utilize foreign currency exchange contracts for the purpose of hedging, in part, the risk of changes in foreign currency exchange rates with respect to its investments. Such foreign exchange hedges are recorded at their estimated fair value with changes in value reflected as a component of income in the period of change.

     Due to the inherent uncertainty of valuations of investments without a public market, the estimates of value may differ from the values that are ultimately realized by FRIT, and the differences could be material.

     FEDERAL INCOME TAXES - No income taxes have been provided for in these consolidated financial statements as FRIT's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its members.

     DISTRIBUTIONS TO MEMBERS - Distributions to members are recorded when paid. The character of distributions made during the reporting period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to book/tax differences in the character of income and expense recognition.

     During the year ended December 31, 2007, FRIT declared and paid cash distributions of $600 million to Fund I, plus distributed its investment in the Ital Assets (as discussed in Note 6) having a value of $110.5 million at the time of distribution. FRIT also distributed Fortress UK Acquisition Company valued at $268 million to Fund I in connection with the sale of Mapeley Limited (as discussed in Note 3). In addition, for tax purposes, FRIT has declared a consent capital gain dividend distribution in the amount of $451.9 million for the year. Although no cash or in-kind assets were actually distributed, the consent dividend is reflected on Form 1099-DIV and will be reported in the tax returns for FRIT and Combined Fund I for the year ended December 31, 2007. The tax character of these distributions is estimated as follows (in thousands):

Ordinary dividends       $    20,549
Long-term capital gains    1,409,853
Return of capital                 --
                         -----------
                         $ 1,430,402
                         ===========

FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007

     The tax basis components of distributable earnings, representing the cumulative results of changes in net assets from operations, net of distributions to shareholders, as of the tax year ended December 31, 2007 were as follows:

Undistributed ordinary income           $     --
Undistributed long-term capital gains   $     --
Accumulated unrealized appreciation     $279,584

     The difference between book basis and tax basis accumulated unrealized appreciation is generally due to non-taxable distributions by controlled affiliates of FRIT which were treated as income for book purposes. These distributions have reduced the tax basis of certain controlled affiliates to amounts lower than the book basis, which in turn increases the tax basis accumulated unrealized appreciation in comparison to book basis accumulated unrealized appreciation.

     SECURITY TRANSACTIONS AND REVENUE RECOGNITION - FRIT records security transactions on the trade date. Realized gains are recognized to the extent sales proceeds exceed investment cost. Realized losses are recognized where investment cost exceeds proceeds or when a write down is recorded. Dividend income is recognized on the ex-dividend date, or in the absence of a formal declaration, on the date it is received. Interest income is recognized as earned on an accrual basis, as are fixed rate preferred dividends. Discounts and premiums on investments are amortized over the life of the respective investment using the effective interest method.

     FRIT does not accrue interest on loans that are past due more than 90 days, or sooner when the probability of collection of interest is deemed insufficient to warrant further accrual. Upon such a determination, these loans are considered to be non-performing.

     CASH AND CASH EQUIVALENTS AND RESTRICTED CASH - FRIT considers all highly liquid short-term investments with a maturity of 90 days or less when purchased to be cash equivalents. Restricted cash consists of cash held by counterparties as collateral for transactions or per certain contracts. Substantially, all of FRIT's amounts on deposit with major financial institutions exceed insured limits.

     RECENT ACCOUNTING PRONOUNCEMENTS - On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing FRIT's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained on review by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. FRIT adopted FIN 48 on January 1, 2007. The adoption of FIN 48 did not have a material effect on FRIT's financial condition or results of operations.

FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007

     In September 2006, the FASB issued SFAS No.157, "Fair Value Measurements." SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 applies to reporting periods beginning after November 15, 2007. FRIT adopted SFAS 157 on January 1, 2008. To the extent they are measured at fair value, SFAS 157 did not materially change FRIT's fair value measurements for any of its existing financial statement elements. As a result, the adoption of SFAS 157 did not have a material impact on FRIT's financial condition, liquidity or results of operations.

     In June 2007, Statement of Position No. 07-1, "Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies" ("SOP 07-1") was issued. SOP 07-1 addresses whether the accounting principles of the Audit and Accounting Guide for Investment Companies may be applied to an entity by clarifying the definition of an investment company and whether those accounting principles may be retained by a parent company in consolidation or by an investor in the application of the equity method of accounting. Management has determined that FRIT continues to meet the definition of an investment company under this guidance. In February 2008, the FASB indefinitely postponed the adoption of SOP 07-1.

     In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities." SFAS 159 permits entities to choose to measure many financial instruments, and certain other items, at fair value. SFAS 159 applies to reporting periods beginning after November 15, 2007. FRIT adopted SFAS 159 on January 1, 2008. FRIT did not elect to measure any items at fair value pursuant to the provisions of SFAS 159. As a result, the adoption of SFAS 159 did not have a material impact on FRIT's financial condition, liquidity or results of operations.

3.   MANAGEMENT AGREEMENT AND AFFILIATE TRANSACTIONS

     FUND I

     The Manager is paid annual fees by Fund I in exchange for advising Fund I on various aspects of its business, formulating Fund I's investment strategies, arranging for the acquisition and disposition of assets, arranging for financing, monitoring performance, and managing Fund I's day-to-day operations. In addition, the Manager may be reimbursed for various expenses incurred by the Manager on Fund I's behalf, including the costs of legal, accounting and other administrative activities.

     The management fee is calculated at an annual rate of 1.0% of Fund I's Invested Capital (as defined). Furthermore, the Manager is paid an annual administrative fee on a graduated scale up to 0.5% of Fund I's Invested Capital (as defined) or total equity commitments during the Capital Commitment Period (as defined), based on the size of each Investor's capital commitment. Holdings and its affiliates are not required to contribute capital to Fund I to fund any portion of the management or administrative fees incurred.

     During the year ended December 31, 2007, Fund I incurred $0.7 million of management and administrative fees.

FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007

     The Incentive Return, as described in Note 1, is payable on a Portfolio Investment (as defined) basis as the return on the investment is realized. Accordingly, an Incentive Return may be paid to the Fund I Managing Member in connection with a particular Fund I investment if and when such investment generates proceeds to Fund I in excess of the capital called with respect to such investment, plus a 10% cumulative preferred return thereon. If upon liquidation of Fund I the aggregate amount paid to the Fund I Managing Member as Incentive Return exceeds the amount actually due to the Fund I Managing Member (that is, amounts that should instead have been paid to Investors) after taking into account the aggregate return to Investors, the excess is required to be returned by the Fund I Managing Member (that is "clawed back" after adjusting for tax in accordance with the operating agreement) to Fund I. From inception through December 31, 2007, $249.7 million of Incentive Return has been distributed with respect to realized investments, $16.6 million of which is subject to clawback (gross of any tax related adjustment.

     FRIT

     Certain employees and affiliates of FRIT, Fund I and the Manager own $0.1 million of mandatorily redeemable preferred equity in FRIT which is entitled to cumulative preferred dividends at an annual rate of 10% with a liquidation preference of $0.1 million.

     In 2001, an employee co-investment program was adopted whereby certain employees of the Manager and of FRIT's operating subsidiary have the opportunity to invest in Fund I by purchasing part of Holdings' investment. The purpose of the program is to align the interests of FCF's employees and the employees of the Manager with those of Fund I's Investors, including Holdings, and to enable the Manager and FCF to retain such employees and provide them with appropriate incentives and rewards for their performance. These employees are integral to the success of FRIT, Fund I and Holdings. Holdings have set aside $10.0 million of its commitment to Fund I for this program, of which $6.9 million has been allocated. The Manager paid $0.1 million of the purchase price of these commitments on behalf of employees.

     FRIT is party to an agreement (the "Expense Allocation Agreement") between FRIT and other investment vehicles managed by the Manager (the "Managed Funds") whereby certain operating expenses of the Managed Funds' operating subsidiaries are allocated based on the relative ratios of each of the Managed Funds' Invested Capital or Capital Commitments, as defined. Affiliates of the Manager are the general partner or managing member of each of the Managed Funds.

     Certain employees of the operating subsidiaries of the Managed Funds receive profit sharing arrangements from the Manager, pursuant to which they receive a portion of the Manager's incentive return from these funds. During the year ended December 31, 2007, the Manager incurred approximately $5.5 million payable to these employees under such profit sharing arrangements attributable to the results of operations of FRIT and Fund I. The Managed Funds and their operating subsidiaries are not required to reimburse the Manager for these expenses and such expenses are excluded from the expense allocation agreement among the Managed Funds. Compensation and benefits are therefore presented net of any employee profit sharing accrual described above on the consolidated statement of operations.

FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007

     The balance of Due From Affiliates is comprised of amounts funded on behalf of Combined Fund I of $10.8 million, of which $8.4 million has been repaid in the subsequent period, and $0.1 million on behalf of other managed funds. Due To Affiliates is comprised of amounts funded on behalf of FRIT by other managed funds.

     RELATED PARTY INVESTMENT TRANSACTION

     On December 21, 2007, FRIT Holdings LLC ("FRIT Holdings"), a 100% owned and controlled affiliate of FRIT, distributed all the shares (the "Shares") of its wholly owned and controlled affiliate, Fortress UK Acquisition Company ("FUKA"), to FRIT. FRIT distributed the Shares to Fund I, which subsequently sold the Shares to Fortress Investment Fund V (Fund A) L.P., Fortress Investment Fund V (Fund B) L.P., Fortress Investment Fund V (Fund
     C) L.P., Fortress Investment Fund V (Fund D) L.P., Fortress Investment Fund V (Fund F) L.P., and Fortress Investment Fund V (Fund G) L.P. (hereinafter collectively referred to as "Fund V"); and Fortress Investment Fund V (Coinvestment Fund A) L.P., Fortress Investment Fund V (Coinvestment Fund
     B) L.P., Fortress Investment Fund V (Coinvestment Fund C) L.P., Fortress Investment Fund V (Coinvestment Fund D) L.P., and Fortress Investment Fund V (Coinvestment Fund F) L.P., (hereinafter collectively referred to as "Fund V Co", and together with Fund V, the "Fund V Entities") in a private transaction (the "Transaction"). The $268.0 million of sales proceeds were contributed by Fund I to FRIT and resulted in realized gain of $268 million being recorded in the consolidated statement of operations.

     FUKA's only asset was 6,739,931 shares in Mapeley Limited ("Mapeley"), a British listed real estate operating company. The price paid by the Fund V entities for the Shares effectively valued the Mapeley stock at L20 per share. Immediately prior to the Transaction, FUKA's carrying value per Mapeley Share was L13.09.

     The Transaction was approved by the advisory boards of Fund I and FRIT and the Fund V Entities. The reasonableness of the price for the Transaction was supported by a fairness opinion provided by independent third parties from the purchase and sale perspective.

     The Transaction agreement provides for an additional payment to be made by the Fund V Entities to Fund I if, in the 12 months following the Transaction, these entities undertake certain transactions in Mapeley stock with an average volume weighted price in excess of L20.00 per share plus transaction costs.

4.   DEBT, COMMITMENTS AND CONTINGENCIES

     STOCK LOAN - In June 2006, FRIT Holdings LLC ("Holdings") pledged 6.7 million shares of Mapeley Limited, 19.7 million shares of Global Signal Inc., and 7.4 million shares of Brookdale Senior Living Inc. as collateral for a $600 million financing from Deutsche Bank AG. Of the $600 million available, $550 million was drawn and, net of loan costs, distributed to Holdings to repay prior financing and provide general liquidity. The remaining $50 million was available to provide for future liquidity needs. The entire stock loan was repaid in July 2007 out of proceeds received from the transactions described in Note 5.

FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007

     GUARANTEE OF SUBSIDIARY'S OBLIGATION - A subsidiary of FRIT Holdings LLC was a party to swap transactions relating to FRIT's investment in FRIT Palazzo Due LLC. FRIT had guaranteed, with no limit through 2032, the subsidiary's obligations, if any, to pay under the terms of the swap agreements. The swap agreement was terminated in August 2007.

     PENDING LITIGATION - On September 15, 2005, a lawsuit captioned David T. Atkins et al. v. Apollo Real Estate Advisors, L.P. et al. was brought on behalf of current and former limited partners in certain investing partnerships related to the sale of certain Brookdale facilities to Ventas Realty Limited Partnerships against a number of defendants, including a subsidiary of FRIT and a subsidiary of the Manager. The suit alleges that the defendants improperly obtained certain rights with respect to such facilities from the investing partnerships. The plaintiffs have asked for damages in excess of $100 million on each of nine counts, as to which the Manager is named as defendant on seven counts, including treble damages with respect to certain counts. The Manager has filed an action to have itself removed as a named defendant in this case, and FRIT's subsidiary has filed a motion to dismiss the claims and continues to vigorously defend this action.

     Under the terms of the Advisory Agreement between the Manager and FRIT, FRIT has agreed to indemnify the Manager against any liabilities and expenses, including reasonable counsel fees, fines and penalties, in connection with the defense or disposition of any action, suit or other proceeding.

     The Manager believes that the resolution of this action will not result in a liability that would have a material adverse affect on the financial condition, liquidity or results of operations of FRIT.

5. MERGER OF CROWN CASTLE INTERNATIONAL CORP. WITH GLOBAL SIGNAL INC. AND SALE OF CROWN CASTLE INTERNATIONAL CORP.

     On January 12, 2007, Global Signal Inc. ("GSL") completed its announced merger with Crown Castle International Corp. ("Crown Castle") and CCGS Holdings LLC, a wholly owned subsidiary of Crown Castle ("Merger Sub"). Prior to the merger, FRIT exercised its options in GSL in order to receive consideration for those shares as part of the merger. In connection with the merger, FRIT received $8.16 in cash proceeds and approximately 1.375 shares of Crown Castle common stock in exchange for each share of GSL stock. Subsequent to the merger, FRIT and its controlled affiliates sold a combined 7.4 million Crown Castle shares back to Crown Castle at a price of $33.87 per share. Total proceeds from the merger and subsequent sale were used to partially pay down the stock loan (Note 5).

     On June 28, 2007, FRIT sold 20.5 million shares of Crown Castle at $35.30 per share through an underwritten offering. Net proceeds from this offering were $597.4 million after repaying the remaining principal and accrued interest on the stock loan of $140.3 million and the receipt of $14.5 million of released cash collateral.

FORTRESS REGISTERED INVESTMENT TRUST

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2007

6.   DISTRIBUTION OF INVESTMENTS

     In August 2007, FRIT transferred its ownership of the Ital Assets to its wholly-owned subsidiary, NPL Holdings LLC ("NPL"). FRIT then distributed its interest in NPL out to Fund I in a taxable transaction. Fund I, in turn, transferred its interest in NPL to Fortress Investment Fund Sister Company LLC ("Sisterco") through a deemed distribution to and contribution from Investors. Sisterco is a Sister Company as defined in Fund I's operating agreement. At the time of the transfer, FRIT's interest in the Ital Assets had an estimated fair value of $110.5 million. This transaction resulted in a realized gain of $103.8 million being recorded in the consolidated statement of operations.

FORTRESS REGISTERED INVESTMENT TRUST
UNAUDITED STATEMENT OF ADDITIONAL INFORMATION
I.  Trustees' and Officers' Information

Name (age)                                                                                                No. of Portfolios in
Position (held since)                                                                                     Fund Complex for which
Address (see Footnote 3)       Principal Occupation During Past 5 yrs       Other Directorships           Manager Serves
-------------------------      --------------------------------------       -------------------          ----------------------
INDEPENDENT TRUSTEES (1)(4)

Amy Diamond (37)                * Manager Private Investments,               -                                      2
                                  Northwestern University (June 2000
Trustee (February 2006)           - Present)

Douglas Gorence (52)             * Chief Investment Officer for the           -                                     4
                                   University of Minnesota
Trustee (February 2006)            Foundation Investment Advisors
                                   (January 1999 - Present)

Mark A. Barnard (59)             * Managing Director of Private               -                                     2
                                   Investments at Howard Hughes
Trustee (February 2002)            Medical Institute (1995 - present)

Robert H. Gidel (56)             * Managing Partner of Liberty                * Developers Diversified Realty       3
                                   Partners, LP (1997 - present)              * The Ginn Companies LLC
Trustee (November 2007)


Daralyn Peifer (58)              * Chief Investment Officer (2000 -           * Matador Resources Company           2
                                   2007) VP and treasurer (2008 -
Trustee (February 2008)            present)


INTERESTED TRUSTEES (1)

Wesley R. Edens (46)                * Principal of Fortress Investment           * Aircastle Limited                   5
                                      Group LLC (May 1998 to present)            * Brookdale Senior Living Inc.
Chairman of the Board of Trustees                                                * Eurocastle Investment Limited
(November 1999)                                                                  * GateHouse Media, Inc.
                                                                                 * Mapeley Ltd.
                                                                                 * Newcastle Investment Corp.
                                                                                 * GAGFAH S.A.

Carmen J. Gigliotti, CFA, CPA (52)  * Managing Director of Private               * Wilton Asset Management, LLC        2
                                      Markets at DuPont Capital
Trustee (December 1999)               Management (1992 - present)

Marcia Haydel (45)                  * Portfolio Manager of the Global                                                  1
                                      Private Markets Group at General
Trustee (August 2000)                 Motors Asset Management (1999 -
                                      present)
                                    * Vice President of Fixed Income at
                                      Alliance Capital Management
                                      (1998-1999)
                                    * Director of Investments at MetLife
                                      Investments Ltd. (1995-1998)

Gary R. Holt (46)                   * Investment officer and portfolio           -                                     2
                                      manager for Washington State
Trustee (November 2002)               Investment Board (2000 - present)
                                    * Money manager, Frank Russell
                                      Company (1995 - 2000)

OFFICERS (2)

Wesley R. Edens (46)                * Principal of Fortress Investment           * Officer of 4 other investment       -
                                      Group LLC (May 1998 to present)              companies advised by the Advisor.

Chief Executive Officer (November
1999)



Randal A. Nardone (52)              * Principal of Fortress Investment           * Officer of 4 other investment       -
                                      Group LLC (May 1998 to present)              companies advised by the Advisor
Vice President, Chief Operating
Officer and Secretary (November
1999)

 Kevin Naughton (45)                * Managing Director of Goldman               * Officer of 4 other investment       -
                                      Sachs & Co. (April 1990 to July 2007)        companies advised by the Advisor
Chief Financial Officer (December
2007)

Robert I. Kauffman (44)             * Principal of Fortress Investment           * Officer of 3 other investment       -
                                      Group LLC (May 1998 to present)              companies advised by the Advisor
President (November 1999)

Allison L. Thrush (44)              * Managing Director of Fortress              * Officer of 4 other investment
                                      Investment Group LLC (march 2001             companies advised by the Advisor    -
Vice President and Assistant          to present)
Secretary (August 2006)


(1) Each Trustee serves an indefinite term until his or her resignation, death or removal.

(2) Officers are elected to annual terms by the Trustees; the date of the last election was February 26, 2008.

(3) The address for each Trustee and Officer is c/o Fortress, 1345 Avenue of the Americas, 46th Floor, New York, NY 10105.

(4) Interested Trustee is defined by Section 2 (19)(A) of the Investment Company Act of 1940.

Aggregate remuneration paid by the company during the year to all trustees equals $59,875.

The Statement of Additional Information includes additional information about trustees and is available upon request without charge by calling collect (212) 798-6100.

II. Proxy Voting

A description of the policies and procedures that Fortress Registered Investment Trust uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling collect (212) 798-6100, and (ii) on the SEC's website at http://www.sec.gov.

Information regarding how Fortress Registered Investment Trust voted proxies relating to portfolio securities during the most recent 12-month period ended Dec.31 is available (i) without charge by calling collect
(212) 798-6100 and (ii) on the SEC's website at http://www.sec.gov.

III. Portfolio Holdings

Fortress Registered Investment Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Fortress Registered Investment Trust's Forms N-Q are available on the SEC's website at http://www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The following table depicts the portfolio holdings of the Registrant as of December 31, 2007, by industry based on the net asset value of each investment:


Senior Living                               92.3%
Government Securities                        1.6%
Loan Servicing                               6.1%

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

(b) Not applicable.

(c) Not applicable.

(d) During the period covered by the report, the Registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.

(f) Not applicable.

(f) A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that Mr. Douglas Gorence is the audit committee financial expert and is "independent" pursuant to the general instructions of Form N-CSR Item 3. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of
Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $506,210 for fiscal year 2006 and $392,000 for fiscal year 2007.

(b) Audit-Related Fees. Not applicable.

(c) Tax Fees. The aggregate fees billed for each of the last two fiscal years by the principal accountant for tax services were $152,710 for fiscal year 2006 and $130,000 for fiscal year 2007.

(d) All Other Fees. Not applicable.

(e)(1) Audit Committee's Pre-Approval Policies and Procedures, pursuant to Item 4 of Form N-CSR:

The Audit Committee pre-approves all audit, review and attest engagements required under the securities laws and regulations provided by Ernst & Young, the Registrant's independent auditors. The Audit Committee also approves all non-audit services, including tax services, provided to the Registrant by Ernst & Young and verifies, at the time of pre-approval, that such pre-approved non-audit services would not be prohibited services under securities regulations. The Audit Committee pre-approves all non-audit services provided to the Registrant's investment advisor and to affiliates of the investment adviser that provide ongoing services to the Registrant, but only if the non-audit services have a direct impact on the operations or financial reporting of the Registrant.

(e)(2) All of the services described in each of paragraphs (b) through (d) of
Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) There were no non-audit fees billed by the Registrant's accountant for services rendered to the Registrant other than those described in item 4 (c) or 4 (d) above, Registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for fiscal year 2006 and for fiscal year 2007.

(h) The Registrant's Audit Committee of the Board of Trustees has not considered whether the provision of non-audit services to the Registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence because no such services were rendered.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of the audited financial statements.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment advisor, FIG Advisors, LLC. The Proxy Voting Policies and Procedures of the Advisor (the "Proxy Voting Policies") are as follows:

                          FORTRESS INVESTMENT GROUP LLC
                       PROXY VOTING POLICY AND PROCEDURES

This policy has been adopted by Fortress Investment Group LLC to facilitate the voting of proxies relating to portfolio securities of clients with respect to which Fortress Investment Group LLC or any of its affiliates that are subject to the Investment Advisers Act of 1940, as amended (collectively "Fortress"). In connection with these investment advisory services, Fortress exercises voting responsibilities for its clients through its corporate proxy voting process.

Each of Fortress Registered Investment Trust, Fortress Investment Trust II LLC, Fortress Brookdale Investment Fund LLC, Fortress Pinnacle Investment Fund LLC and RIC Coinvestment Fund LP have delegated to Fortress the authority to vote proxies relating to its portfolio securities in accordance with this policy.

This policy is intended by Fortress (i) to constitute "written policies and procedures" as described in Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended and (ii) to constitute proxy voting policies and procedures referred to in Item 18 of Form N-2 adopted under the Investment Company Act of 1940, as amended.

                                      INDEX

                                                                            PAGE
                                                                            ----
Definitions..............................................................      3
Objective................................................................      4
Resolutions of Conflicts of Interest.....................................      4
Proxy Voting Coordinator.................................................      5
Assembling Voting Information............................................      6
Portfolio Managers.......................................................      6
Accumulating Voting Results..............................................      6
Communicating Votes......................................................      7
Record of Voting Delegation..............................................      7
Annual review of Policy Function.........................................      7
Disclosure and Comments on Voting........................................      8
Joining Insurgent or Voting Committees...................................      8
Social Issues............................................................      8
Recordkeeping............................................................      8

DEFINITIONS

"Client" means any person with whom Fortress has a contract to perform discretionary investment management services and for whom Fortress is authorized by the contract or required by applicable law to vote or consider voting securities held in the Client's account.

"Compliance Officer" means the Director of Compliance, Fortress Investment Group LLC.

"Conflict of Interest" means, as to any Client, any conflict between a pecuniary interest of Fortress or any of its affiliates (other than such Client, if deemed an affiliate) and the duties of Fortress to the Client.

"Fortress" means Fortress Investment Group LLC and each of its affiliates that is subject to registration under the Investment Advisers Act of 1940, as amended, or is otherwise subject to the rules and regulations thereunder generally, including, specifically, Rule 206(4)-6.

"Proxy Voting Coordinator" means the individual appointed from time to time by the Investment Committee to perform the proxy voting coordination functions described in this policy.

"Social Issues" means any issue presented for a vote of holders of any security which is held in an account on behalf of a Client which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objective of this policy and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the relevant security.

"Investment Committee" means the Investment Committee of Fortress Investment Group LLC or such committee to which it shall have delegated the functions of the Investment Committee hereunder.

"Voting Results" means the specific information described under the caption "Accumulating Voting Results."

OBJECTIVES

This policy defines procedures for voting securities held on behalf of each Client in respect of which Fortress has the discretionary authority to vote, to ensure that such securities are voted for the benefit of and in the best interest of the Client. The objective of voting a security in each case under this policy is to seek to enhance the value of the investment which the security represents or to reduce the potential for a decline in the value of the investment which the security represents. With respect to Fortress's private equity fund Clients, each vote (including, without limitation, each vote relating to corporate governance matters) will be considered in light of such Clients' possible strategic objective of seeking to influence the management of or control of a company; to the extent that a particular vote has strategic importance in connection with achieving such objective, Fortress will vote the applicable security taking this additional objective into account.

This policy does not prescribe voting requirements or specific voting consideration. Instead, this policy provides procedures for (i) assembling voting information and applying the informed expertise and judgment of Fortress's personnel on a timely basis in pursuit of the above stated voting objectives and (ii) addressing conflicts of interest.

A further element of this policy is that while voting on all issues presented should be considered, voting on all issues is not required. Some issues presented for a vote of security holders are not relevant to this policy's voting objective, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, Fortress may abstain from voting or decline a vote in those cases where, in Fortress's judgments (i) there is no relationship between the issue and the enhancement or preservation of an investment's value or (ii) the achievement of the Client's investment objectives are not reasonably likely to be a function of the outcome of decisions or issues presented by the vote.

It is also important to the pursuit of this policy's voting objectives that Fortress be able to substitute its judgment in any specific situation for a presumption in this policy where strict adherence to the presumption could reasonably be expected by Fortress, based upon the information then available, to be inconsistent with the objectives of this policy, as set forth above. Accordingly, Fortress understands that it may substitute its judgment in a specific voting situation described in the preceding sentence, except where explicitly prohibited by a Client or this policy.

RESOLUTIONS OF CONFLICTS OF INTEREST

It is unlikely that conflicts of interest will arise in the context of Fortress's proxy voting, because Fortress does not engage in investment banking, the advising of public companies or, except in cases where it exercises control, the managing of public companies.

In addition, insofar as Fortress refers discretionary votes to its portfolio managers, Fortress's Compliance Department monitors all relationships between portfolio managers and their immediate families, on the one hand, and issuers soliciting proxies from Fortress's Clients, on the other hand. If a portfolio manager conflict is identified with respect to a given proxy vote, the Investment Committee will remove such vote from the conflicted portfolio manager and will instead consider and cast the vote.

Certain advisory or other agreements between Fortress and specific Clients set forth procedures which must be followed for identified related party or conflict of interest transactions. In these circumstances, votes which present conflicts of interest to which such procedures apply will be resolved by recourse to the procedures mandated by such agreements; in many of these cases, such procedures mandate referring the matter to the Client's advisory board, board of directors or board of trustees, as the case may be, and Fortress intends to use its reasonable best efforts to ensure that recourse to such bodies is effected in a timely manner where failure to do so might reasonably be expected to have an adverse effect on the value of the investment represented by the applicable security.

In the event that a potential material conflict of interest does arise and is not addressed by the foregoing procedures, the primary means by which Fortress avoids a material conflict of interest in the voting of proxies for its clients is by casting such votes solely in the interests of its clients and in the interests of maximizing the value of their portfolio holdings.

PROXY VOTING COORDINATOR

The Investment Committee shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following function in effectuating this policy:

     (i) Collecting and assembling proxy statement and other communication pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

     (ii) Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by Fortress and other services specified by portfolio managers, and providing this information to the appropriate portfolio managers to permit evaluation of proxy voting issues;

     (iii) Providing to appropriate portfolio managers any specific voting instructions from Clients that are entitled to provide such instructions under the applicable investment advisory agreement;

     (iv) Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by Fortress);

     (v) Accumulating Voting Results as set forth in this policy and transmitting that information to the Compliance Officer in a timely manner; and

     (vi) Participating in the annual review of the policy function as set forth in this policy.

The Proxy Voting Coordinator may, with the Investment Committee's approval, delegate any portion or all of any one or more of these functions to one or more other individuals employed by

Fortress. Any portion or all of any one or more of these functions may be performed by service providers engaged by Fortress.

ASSEMBLING VOTING INFORMATION

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. Fortress may engage service providers and other third parties to assemble this information, digest, abstract the information where necessary or desirable, and deliver it to the individuals assigned by Fortress to evaluate proxy voting issues.

PORTFOLIO MANAGERS

The portfolio manager responsible for a particular Client (i.e., the particular Fortress entity providing investment advisory services to such Client and the senior personnel responsible for such entity's investment decisions) is responsible for the timely voting (or determining not to vote in the appropriate cases) of proxies relating to the securities held on behalf of such Client in accordance with this policy. The portfolio manager may, to the extent not prohibited by agreement(s) setting forth its contractual obligations to such Client, and consistent with its fiduciary duties, delegate voting responsibilities to one or more other portfolio managers or other individuals. Portfolio managers are authorized to consider voting recommendations and other information and analysis provided by service providers (including proxy voting services) engaged by Fortress.

ACCUMULATING VOTING RESULTS

The Proxy Voting Coordinator is responsible for reporting the following information respecting the voting of each proxy to the Compliance Officer, as to each matter relating to a portfolio security held for a Client, considered at a shareholder meeting, and with respect to which the Client was entitled to vote:

     (i)  The name of the issuer of the portfolio security;

     (ii) The exchange ticker symbol of the portfolio security;

     (iii) The CUSIP number for the portfolio security;

     (iv) The shareholder meeting date;

     (v)  A brief identification of the matter voted on;

     (vi) Whether a vote was cast on the matter;

     (vii) How the vote was cast on the matter (e.g., for or against the proposal, or abstain, etc.);

     (viii) Whether a vote was cast for or against management.

The foregoing information must be delivered to the Compliance Officer no later than July 31, for each 12 month period ending on the preceding June 30. Fortress may use third party service providers to record, accumulate and deliver the foregoing information to the Compliance Officer.

The Proxy Voting Coordinator may, with the Investment Committee's approval, delegate any portion or all of this function to one or more other individuals employed by Fortress.

COMMUNICATING VOTES

The Proxy Voting Coordinator shall communicate decisions on proxy votes to the custodian or to other persons who transmit or record votes on portfolio securities held by or for each Client in a timely manner. The Coordinator may, with the Investment Committee's approval, delegate any portion or all of this function to one or more individuals employed by Fortress. Fortress may engage one or more service providers to facilitate timely communication of proxy votes. Fortress is not responsible for voting proxies that are not forwarded on a timely basis. Fortress does not control the setting of record dates, shareholder meeting dates or the timing of distribution of proxy materials and ballots relating to shareholder votes as a general matter.

RECORD OF VOTING DELEGATION

The Compliance Officer shall maintain a list of all Clients with a specification as to each Client whether or not Fortress is authorized to vote proxies respecting the Client's portfolio securities.

ANNUAL REVIEW OF POLICY FUNCTION

The Compliance Officer shall conduct a periodic review, no less often than annually, which shall comprise the following elements:

     (i) Review a sample of the record of voting delegation maintained by the Compliance Officer against Voting Results to determine if Fortress is exercising its authority to vote proxies on portfolio securities held on behalf of the selected Clients;

     (ii) Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the relevant period;

     (iii) Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this policy; and

     (iv) Prepare a written report to the Investment Committee respecting the foregoing items.

DISCLOSURE AND COMMENTS ON VOTING

Fortress will provide a copy of these policies and procedures to Clients upon request. Clients may also obtain information on how portfolio securities held on their behalf were voted by written request and addressed to Fortress "Proxy Voting Coordinator." It is the policy of Fortress not to comment on specific proxy votes with respect to securities held for a Client in response to inquiries from persons who are not specifically or authorized representative of such Client. The Investment Committee may authorize comments in specific cases, in its discretion.

JOINING INSURGENT OR VOTING COMMITTEES

It is the policy of Fortress, for itself and its Clients, not to join any insurgent or voting committee or similar group unless doing so is consistent with the Client's investment objective. The Investment Committee may, in other circumstances, approve participation in any such committee or group in its discretion, and shall advise the authorized representative of the Client of any such action.

SOCIAL ISSUES

It is the presumption of this policy that proxies shall not be voted on Social Issues, unless the advisory agreement with the Client provides otherwise. The Investment Committee may approve voting of any security held on behalf of a Client on any Social Issue.

RECORDKEEPING

The Compliance Officer shall maintain the following records:

     (i)  Copies of this policy as from time to time revised or supplemented;

     (ii) A copy of each proxy statement that Fortress receives regarding Client securities;

     (iii) Voting Results for each Client;

     (iv) A copy of any document created by Fortress that was material to making a decision on how to vote proxies on behalf of a Client;

     (v) A copy of each written Clients request for information on how Fortress voted proxies on behalf of the Client and Fortress's response thereto;

     (vi) Communications to Client respecting Conflicts of Interest; and

     (vii) All written reports arising from annual reviews of policy function.

The Compliance Officer shall maintain and preserve in his office the foregoing records for a period of not less than five years from the end of Fortress' fiscal year during which the last entry was made on the record the first two years in an appropriate office of Fortress. The Compliance Officer may use the Securities and Exchange Commission's EDGAR database for the items referred to in item (ii) above, and the Investment Committee may authorize the Compliance Officer to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with applicable governmental regulations and (2) each service provider provides a written undertaking to furnish the records to Fortress promptly upon request.

As adopted, May 2006.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) There has not been changes in the Registrant's internal control over financial reporting that occurred during the Registrant's most recent fiscal quarter of the period to which this report relates that have materially affect, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics.

(a)(2) Certification of Chief Executive Officer and Chief Financial Officer Pursuant to Rule 30a-2(a) under the Act.

(b) Certification pursuant to Rule 30a-2(b) under the Act.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fortress Registered Investment Trust


By: /s/ Kevin Naughton
    ---------------------------------
Name: Kevin Naughton
Title: Chief Financial Officer
Date: March 10, 2008
      -------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ Wesley R. Edens
    ---------------------------------
Name: Wesley R. Edens
Title: Chief Executive Officer
Date: March 10, 2008
      -------------------------------


By: /s/ Kevin Naughton
    ---------------------------------
Name: Kevin Naughton
Title: Chief Financial Officer
Date: March 10, 2008
      -------------------------------
: